PGi Reports Second Quarter 2012 Results: Organic Revenues Grew 8.4%* to $127.0M; Non-GAAP Diluted EPS from Continuing Operations Grew Over 25% to $0.19*;

New PGi SaaS Products, iMeet® and GlobalMeet®, Drive Year-over-Year Revenue Growth

Company Reiterates Financial Outlook for 2012 Despite Foreign Currency Headwinds

ATLANTA, July 19, 2012 /PRNewswire/ -- Premiere Global Services, Inc. (NYSE: PGI), a global leader in virtual meetings for over 20 years, today announced results for the second quarter ended June 30, 2012.

(Logo: http://photos.prnewswire.com/prnh/20120628/MM33070LOGO )

In the second quarter of 2012, net revenues increased to $127.0 million, compared to $119.0 million in the second quarter of 2011. Diluted EPS from continuing operations was $0.14 and non-GAAP diluted EPS from continuing operations was $0.19* in the second quarter of 2012, compared to diluted EPS from continuing operations of $0.10 and non-GAAP diluted EPS from continuing operations of $0.15* in the second quarter of 2011.

"During the second quarter, we continued to maintain solid trends across our global business, in spite of growing macroeconomic pressures," said Boland T. Jones, PGi founder, chairman and CEO. "We continue to increase sales of iMeet and GlobalMeet, as well as grow our pipelines of new customer and strategic distribution partner opportunities. We remain optimistic in our outlook for the remainder of the year, as we continue to transition PGi toward a software as a service model."

Second Quarter 2012 Accomplishments

  New PGi SaaS products, iMeet and GlobalMeet, represent significant portion of 8.4% organic revenue growth during the quarter;

  Reported non-GAAP diluted EPS from continuing operations growth of over 25% as compared to the second quarter of 2011;

  Launched iMeet 2.0 – the second generation of our innovative, cloud-based video meeting product, which includes significant new features like Screen Share, Spotlight Cube, the Cloud Controls enterprise admin console and Auto-Connect™ audio;

  Launched GlobalMeet 3.0 – the latest version of our integrated web and audio conferencing product, which includes an industry-leading new mobile meeting app for the iPad® among its many feature upgrades and enhancements;

  Announced a new, multi-year strategic alliance with eircom, Ireland's leading provider of fixed and mobile telecommunications, who will offer PGi's entire suite of conferencing solutions, including iMeet and GlobalMeet, to its business customers;

  Grew the annual revenue run-rate from iMeet and GlobalMeet by greater than 22% as compared to the first quarter of 2012;

  iMeet recognized as the Silver award winner in the Best New Product category at the internationally renowned 2012 Edison Awards; and

  Repurchased nearly one million shares of our common stock in the open market under our share repurchase plan.

Six Month Results

In the first six months of 2012, net revenues totaled $253.6 million, compared to $235.9 million in the first six months of 2011. Diluted EPS from continuing operations was $0.27 and non-GAAP diluted EPS from continuing operations was $0.37* in the first six months of 2012, compared to diluted EPS from continuing operations of $0.15 and non-GAAP diluted EPS from continuing operations of $0.26* in the first six months of 2011.

Financial Outlook

The following statements are based on PGi's current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Despite increasing global macroeconomic pressures and the negative impact of foreign currency exchange rates, PGi maintained its financial outlook for 2012. Based on current trends and foreign currency exchange rates, PGi anticipates net revenues from continuing operations in 2012 will be in the range of $500-$510 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.72-$0.75*.

PGi will host a conference call today at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 204-4317 (U.S. and Canada) or (913) 312-0643 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company's consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company's current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

iPad is a trademark of Apple, Inc., registered in the U.S. and other countries.

About Premiere Global Services, Inc.  |  PGi

PGi has been a global leader in virtual meetings for more than 20 years. Our cloud-based solutions deliver multi-point, real-time virtual collaboration using video, voice and file sharing technologies. PGi solutions are available via desktops, tablets or mobile devices, helping businesses worldwide be more productive, mobile and green. PGi has a global presence in 25 countries and an established base of more than 35,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, we have hosted more than 725 million people from 137 countries in over 65 million meetings.

For more information, visit us at http://www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.'s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of new cloud-based, virtual meeting services, including our iMeet® and GlobalMeet® services; our ability to attract new customers and to retain and further penetrate our existing customers; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security of transactions; future write-downs of goodwill or other intangible assets; greater than anticipated tax liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; the impact of the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2011. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)

Net revenues	$ 127,015	$ 118,990	$ 253,618	$ 235,915
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown separately below)
	53,788	49,315	107,238	96,657
Selling and marketing	32,997	34,247	67,031	70,359
General and administrative (exclusive of expenses shown separately below)
	15,934	14,217	31,215	27,998
Research and development	3,526	2,627	6,905	5,803
Excise and sales tax expense	118	-	118	21
Depreciation	8,011	7,710	15,956	15,435
Amortization	1,212	1,739	2,432	3,449
Restructuring costs	(48)	-	113	-
Asset impairments	20	35	45	54
Net legal settlements and related expenses	62	72	82	72
Total operating expenses	115,620	109,962	231,135	219,848

Operating income	11,395	9,028	22,483	16,067

Other (expense) income:
Interest expense	(1,789)	(2,108)	(3,561)	(4,189)
Interest income	5	11	9	26
Other, net	(179)	(167)	(249)	(378)
Total other expense	(1,963)	(2,264)	(3,801)	(4,541)

Income from continuing operations before income taxes	9,432	6,764	18,682	11,526
Income tax expense	2,739	1,911	5,763	3,741
Net income from continuing operations	6,693	4,853	12,919	7,785

(Loss) income from discontinued operations, net of taxes	(226)	36	(273)	5

Net income	$ 6,467	$ 4,889	$ 12,646	$ 7,790

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	48,103	50,173	48,279	50,465

Basic net income (loss) per share (1)
Continuing operations	$ 0.14	$ 0.10	$ 0.27	$ 0.15
Discontinued operations	-	-	(0.01)	-
Net income per share	$ 0.13	$ 0.10	$ 0.26	$ 0.15

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	48,551	50,508	48,740	50,788

Diluted net income (loss) per share (1)
Continuing operations	$ 0.14	$ 0.10	$ 0.27	$ 0.15
Discontinued operations	-	-	(0.01)	-
Net income per share	$ 0.13	$ 0.10	$ 0.26	$ 0.15

(1)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30,	December 31,
	2012	2011
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$ 24,001	$ 32,033
Accounts receivable (less allowances of $781 and $613, respectively)	81,983	72,518
Prepaid expenses and other current assets	15,019	13,906
Income taxes receivable	1,634	1,739
Deferred income taxes, net	340	1,090
Total current assets	122,977	121,286

PROPERTY AND EQUIPMENT, NET	103,360	103,449

OTHER ASSETS
Goodwill	295,875	295,690
Intangibles, net of amortization	8,744	10,906
Deferred income taxes, net	3,600	3,474
Other assets	7,556	8,016
TOTAL ASSETS	$ 542,112	$ 542,821

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$ 46,645	$ 42,589
Income taxes payable	239	962
Accrued taxes, other than income taxes	2,213	3,611
Accrued expenses	28,719	28,999
Current maturities of long-term debt and capital lease obligations	4,211	3,845
Accrued restructuring costs	1,470	2,287
Deferred income taxes, net	10	386
Total current liabilities	83,507	82,679

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	186,677	195,963
Accrued restructuring costs	1,223	1,410
Accrued expenses	17,297	17,249
Deferred income taxes, net	4,317	1,783
Total long-term liabilities	209,514	216,405

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
49,260,185 and 50,144,703 shares issued and outstanding, respectively	496	501
Additional paid-in capital	468,193	475,013
Accumulated other comprehensive gain	10,342	10,809
Accumulated deficit	(229,940)	(242,586)
Total shareholders' equity	249,091	243,737
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 542,112	$ 542,821

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended
	June 30,
	2012	2011
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 12,646	$ 7,790
Loss (income) from discontinued operations, net of taxes	273	(5)
Net income from continuing operations	12,919	7,785
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	15,956	15,435
Amortization	2,432	3,449
Amortization of debt issuance costs	295	468
Net legal settlements and related expenses	82	12
Payments for legal settlements and related expenses	(17)	(12)
Deferred income taxes	3,342	655
Restructuring costs	113	-
Payments for restructuring costs	(1,152)	(4,540)
Asset impairments	45	54
Equity-based compensation	4,184	3,587
Excess tax benefits from share-based payment arrangements	(264)	-
Provision for doubtful accounts	576	378
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
Changes in working capital	(9,344)	(7,119)
Net cash provided by operating activities from continuing operations	29,167	20,152
Net cash (used in) provided by operating activities from discontinued operations	(630)	27
Net cash provided by operating activities	28,537	20,179

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(15,018)	(15,306)
Other investing activities	(346)	(1,094)
Business dispositions	-	1,951
Net cash used in investing activities from continuing operations	(15,364)	(14,449)
Net cash used in investing activities from discontinued operations	(60)	-
Net cash used in investing activities	(15,424)	(14,449)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(35,140)	(30,790)
Proceeds from borrowing arrangements	24,729	44,971
Payments of debt issuance costs	(23)	-
Excess tax benefits of share-based payment arrangements	264	-
Purchase of treasury stock, at cost	(11,437)	(11,992)
Exercise of stock options	853	-
Net cash (used in) provided by financing activities from continuing operations	(20,754)	2,189
Net cash used in financing activities from discontinued operations	-	-
Net cash (used in) provided by financing activities	(20,754)	2,189

Effect of exchange rate changes on cash and equivalents	(391)	998

NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS	(8,032)	8,917
CASH AND EQUIVALENTS, beginning of period	32,033	15,101
CASH AND EQUIVALENTS, end of period	$ 24,001	$ 24,018

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$ 11,395	$ 9,028	$ 22,483	$ 16,067
Restructuring costs	(48)	-	113	-
Excise and sales tax expense	118	-	118	21
Asset impairments	20	35	45	54
Net legal settlements and related expenses	62	72	82	72
Equity-based compensation	2,102	1,795	4,184	3,587
Amortization	1,212	1,739	2,432	3,449
Non-GAAP operating income	$ 14,861	$ 12,669	$ 29,457	$ 23,250

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$ 6,693	$ 4,853	$ 12,919	$ 7,785
Elimination of non- recurring tax adjustments	(91)	-	158	485
Restructuring costs	(34)	-	79	-
Excise and sales tax expense	83	-	83	15
Asset impairments	14	25	32	39
Net legal settlements and related expenses	43	52	57	52
Equity-based compensation	1,471	1,288	2,929	2,574
Amortization	848	1,248	1,702	2,475
Non-GAAP net income from continuing operations	$ 9,027	$ 7,466	$ 17,959	$ 13,425

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$ 0.14	$ 0.10	$ 0.27	$ 0.15
Elimination of non- recurring tax adjustments	-	-	-	0.01
Restructuring costs	-	-	-	-
Excise and sales tax expense	-	-	-	-
Asset impairments	-	-	-	-
Net legal settlements and related expenses	-	-	-	-
Equity-based compensation	0.03	0.03	0.06	0.05
Amortization	0.02	0.02	0.03	0.05
Non-GAAP diluted EPS from continuing operations	$ 0.19	$ 0.15	$ 0.37	$ 0.26

(1)

Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations.  Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments, restructuring costs, excise and sales tax expense, asset impairments and net legal settlements and related expenses.  These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

Impact of fluctuations in foreign currency exchange rates
	Q2 - 12 (Constant currency)		Q2 - 12 (Actual)
(Unaudited, in thousands, except per share data)

Net Revenues	$ 128,981	$ (1,966)	$ 127,015
North America Net Revenue	$ 84,739	$ (155)	$ 84,584
Europe Net Revenue	$ 28,324	$ (1,585)	$ 26,739
Asia Pacific Net Revenue	$ 15,918	$ (226)	$ 15,692
Non-GAAP Operating Income	$ 14,953	$ (92)	$ 14,861
Non-GAAP Net Income from Continuing Operations	$ 9,083	$ (56)	$ 9,027
Non-GAAP Diluted EPS from Continuing Operations	$ 0.19	$ -	$ 0.19

(3)

Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue, on a constant  currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations.  These constant currency adjustments convert current quarter results using prior period (Q2 - 11) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

Impact of fluctuations in foreign currency exchange rates
	Q2 - 12 (Constant currency)		Q2 - 12 (Actual)
(Unaudited, in thousands)

Net Revenues	$ 127,586	$ (571)	$ 127,015

(4)

Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations.  These constant currency adjustments convert current quarter results using prior period (Q1 - 12) average exchange rates.

Organic Growth (5)

Impact of fluctuations in foreign currency exchange rates
	June 30, 2011		Organic net revenue growth	June 30, 2012	Organic net revenue growth rate
(Unaudited, in thousands, except percentages)

Net Revenues, Three Months Ended	$ 118,990	$ (1,966)	$ 9,991	$ 127,015	8.4%

Net Revenues, Six Months Ended	$ 235,915	$ (2,199)	$ 19,902	$ 253,618	8.4%

(5)

Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

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